Exhibit 10.2

AMENDMENT TO

EXECUTIVE CHANGE OF CONTROL AGREEMENT

WHEREAS, Ellen Johnson (the “Executive”) and The Interpublic Group of Companies, Inc. (the “Company”) are parties to that certain Executive Change of Control Agreement, dated as of May 27, 2010, as amended on August 29, 2013, October 26, 2016, July 24, 2019, and October 26, 2022 (the “Agreement”);

WHEREAS, Section 5.1 of the Agreement states that the Agreement will expire as of October 31, 2025;

WHEREAS, the Executive and the Company wish to extend the Agreement; and

NOW, THEREFORE, the Agreement is hereby amended, effective immediately, as follows:

1. Incorporation by Reference. All provisions of the Agreement are hereby incorporated herein by reference and shall remain in full force and effect except to the extent that such provisions are expressly modified by the provisions of this Amendment. Words and phrases used in this Amendment shall have the meaning set forth in the Agreement unless the context clearly indicates that a different meaning is intended.

2. Extension. Section 5.1(a)(i) of the Agreement is amended by replacing “October 31, 2025” with “December 31, 2027”.

IN WITNESS WHEREOF, the Company, by its duly authorized officer, and Executive have caused this Amendment to the Agreement to be executed.

The Interpublic Group of Companies, Inc.		Executive

By:	/s/ Philippe Krakowsky	/s/ Ellen Johnson
Name:	Philippe Krakowsky	Ellen Johnson
Title:	Chief Executive Officer

Date:	December 8, 2024	Date: December 8, 2024